UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2019

China Bat Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

 (Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Teck Chuan Yeo

On May 6, 2019, Mr. Teck Chuan Yeo resigned from his position as director of China Bat Group, Inc. (the “Company”), effective immediately. His resignation was not a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Siyuan Zhu

Effective May 6, 2019, the Company’s board of directors (the “Board”) appointed Ms. Siyuan Zhu as a new member of the Board and Chairwoman of the Audit Committee to fill the vacancy created by the resignation of Mr. Teck Chuan Yeo.

The biographical information of Ms. Zhu is set forth below.

Ms. Zhu, CICPA, age 35, has served as the senior finance manager of IAC (Shanghai) Management Co., Ltd, a US manufacturing company since January 2016. Prior to that, Ms. Zhu served as the finance manager at IAC (Shanghai) Automotive Component Technology Co., Ltd. from May 2013 to December 2015. From July 2006 to March 2013, Ms. Zhu served as the program manager of KPMG Shanghai Branch. Ms. Zhu received a bachelor‘s degree in Foreign Language and Literature from Shanghai International Studies University in 2006.

Ms. Zhu does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Zhu has entered into a director agreement (the “Offer Letter”) with the Company, which sets her annual compensation at $10,000 per year and establishes other terms and conditions governing her service on the Company’s Board. The Offer Letter is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.	Description
10.1	Director Offer Letter, dated May 6, 2019, by and between the Company and Siyuan Zhu.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAT GROUP, INC.

Date: May 7, 2019	By:	/s/ Jiaxi Gao
	Name:	Jiaxi Gao
	Title:	Chief Executive Officer

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